SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Earliest Event Reported: January 4, 1999
                         Date of Report: March 13, 2000


                               Olsten Corporation
               (Exact name of registrant as specified in charter)


     Delaware                             1-8279                 13-2610512
(State or other                      (Commission File         (I.R.S. Employer
jurisdiction of incorporation)           Number)            Identification No.)

175 Broad Hollow Road, Melville, NY                                11747
(Address of principal executive offices)                         (Zip Code)

                                 (631) 844-7800
              (Registrant's telephone number, including area code)



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Item 5:  Other Events

     Attached hereto and incorporated herein by reference as though part hereof is a press release dated March 10, 2000 announcing financial results for the fiscal year ended January 2, 2000 of Gentiva Health Services, Inc., a subsidiary of Olsten Corporation ("Olsten"), which subsidiary will be split off to Olsten's stockholders concurrently with the anticipated merger of Olsten with Adecco SA.

Item 7:  Financial Statements and Exhibits

     (c) Exhibits. The following exhibit is filed herewith and incorporated herein by reference:


                                  EXHIBIT INDEX

         Exhibit No.           Exhibit Description
         -----------           -------------------

         99.1                  Press release



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     Pursuant to the requirements of the Securities Exchange Act of 1934, Olsten
Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            OLSTEN CORPORATION


                            By:  /s/ Edward A. Blechschmidt
                                 ------------------------------------------
                                 Name:  Edward A. Blechschmidt
                                 Title:   President and Chief Executive Officer


Dated:  March 13, 2000